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                                                                    Exhibit 23.1






               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated August 28, 2003, accompanying the consolidated financial statements included in the Annual Report of Edelbrock Corporation on Form 10-K for the year ended June 30, 2003. We hereby consent to the incorporation by reference of said report in the Registration Statement of Edelbrock Corporation on Form S-8 (File No. 33-385508, effective April 4, 2002).

GRANT THORNTON LLP
Los Angeles, California
September 26, 2003